UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2024

TRANS-LUX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware                                                       1-2257                                                  13-1394750

(State or other jurisdiction                              (Commission                                       (IRS Employer

    of incorporation)                                            File Number)                                    Identification No.)

115 East 34th Street, #1900, New York, New York                                                                     10156

(Address of principal executive offices)                                                                         (zip code)

Registrant’s telephone number, including area code: (800) 243-5544

254 West 31st Street, 13th Floor, New York, New York 10001

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 30, 2024, the Company accepted the resignations of Nicholas Fazio from his positions as Director and Chief Executive Officer of the Company and of Jie Feng from his position as Director of the Company.  Messrs. Fazio and Feng’s departures were not the result of any disagreement related to any matter involving the Company’s operations, policies or practices.

On October 30, 2024, Trans-Lux Corporation announced the appointments of Messrs. Naibin (Robin) Tang and Xu He as Directors of the Company.  Mr. Tang was also appointed as the Chief Executive Officer of the Company.  Neither Mr. Tang or Mr. He is a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K except with respect to their employment with Unilumin, the Company’s largest stockholder.  There are no arrangements or understandings between Messrs. Tang and He and any other person pursuant to which such individuals were selected as a director.  Mr. Tang has been Chief Operating Officer of Unilumin US, LLC since April 2024.  Previously Mr. Tang had been Chief Executive Officer of Quken Technology Co., Ltd., Vice President of Samsung Semiconductor, and Channel Sales Manager of Phillips Lighting.  At this time, Mr. Tang will continue to receive compensation from Unilumin Group for his employment as Chief Executive Officer of the Company and will be entitled to the compensation the Company offers its other employee directors from time to time, including any annual retainers and equity compensation.  Mr. He will be entitled to the compensation the Company offers its other non-employee directors from time to time, including any annual retainers and equity compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 5, 2024	TRANS-LUX CORPORATION

	By:	/s/ Todd Dupee
		Name:	Todd Dupee
		Title:	Senior Vice President and Chief Accounting Officer

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